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                                                                    EXHIBIT 99.2

                       CLARK REFINING & MARKETING, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                      OF
                         8 5/8% SENIOR NOTES DUE 2008

  As set forth in the Prospectus, dated        , 1998 (as the same may be
amended from time to time, the "Prospectus") of Clark Refining & Marketing, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount at maturity of its 8 5/8% New Senior Notes due August 15, 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount at maturity of its outstanding 8 5/8% Senior Notes due August 15, 2008 (the "Old Notes") if (i) certificates representing the Old Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth
below not later than 5:00 p.m., New York City time, on        , 1998. All
capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

The Exchange Agent for the 8 5/8% Senior Notes is:

                             BANKERS TRUST COMPANY

   By Registered or Certified Mail:             By Overnight Courier:
      BT Services Tennessee, Inc.            BT Services Tennessee, Inc.
          Reorganization Unit              Corporate Trust & Agency Group
 P.O. Box 292737 Nashville, Tennessee            Reorganization Unit
              37229-2737                       648 Grassmere Park Road
                                             Nashville, Tennessee 37211

               By Hand:                             By Facsimile:
    Attn: Reorganization Department                (615) 835-3701
         Bankers Trust Company
    Corporate Trust & Agency Group
       Receipt & Delivery Window
   123 Washington Street, 1st Floor
       New York, New York 10006

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  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE,
OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on        , 1998, unless extended by
the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                          Principal Amount of Old Notes
             SIGNATURES                   Exchanged: $ ________________________

                                          Certificate Nos. of Old Notes (if
 -----------------------------------      available)
         SIGNATURE OF OWNER
                                          -------------------------------------

                                          -------------------------------------

 -----------------------------------      Total $ _____________________________

  SIGNATURE OF OWNER (IF MORE THAN        IF OLD NOTES WILL BE DELIVERED BY
                ONE)                      BOOK-ENTRY TRANSFER, PROVIDE THE
                                          DEPOSITORY TRUST COMPANY ACCOUNT
 Dated: _____________________ , 1998      NO.:


 Name(s): __________________________      Account No.: ________________________

          --------------------------
                (PLEASE PRINT)
 Address: __________________________

          --------------------------

          --------------------------
              (INCLUDE ZIP CODE)

 Area Code and
 Telephone No.: ____________________

 Capacity (full title), if signing
 in a representative
 capacity: _________________________

 Taxpayer Identification or
 Social Security No.: ______________


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                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national security exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that (a) the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) such tender of Old Notes complies with Rule 10b-4 and (c) within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, certificates representing the Old Notes tendered hereby, in proper form for transfer, or, in the case of a book-entry transfer, confirmation of a book-entry transfer into the Exchange Agent's account at DTC, together, in each case, with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), will be delivered by the undersigned to the Exchange Agent.

Name of Firm: _______________________

                                          -------------------------------------
Address: ____________________________             AUTHORIZED SIGNATURE

                                          Name: _______________________________

-------------------------------------

                                          Title: ______________________________

Area Code and Telephone No.: ________

                                          Date: _______________________________

  NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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